Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Summary of Significant Accounting Policies [Abstract]
Basis of Presentation and Description of Business
(a) Basis of Presentation and Description of Business. Tempur-Pedic International Inc., a Delaware corporation, together with its subsidiaries, is a U.S. based, multinational company. The term "Tempur-Pedic International" refers to Tempur-Pedic International Inc. only, and the term "Company" refers to Tempur-Pedic International Inc. and its consolidated subsidiaries. Tempur World, Inc. was formed on January 1, 2000 to combine the manufacturing facilities and the global distribution capabilities of all TEMPUR® products, and Tempur-Pedic International Inc. was formed in 2002 to acquire Tempur World, Inc. This acquisition ("Tempur Acquisition") was effective as of November 1, 2002.

The Company manufactures, markets and sells products including pillows, mattresses and other related products. The Company manufactures essentially all its pressure-relieving TEMPUR® products at three manufacturing facilities, with one located in Denmark and two in the U.S. The Company has sales distribution subsidiaries operating in North America, Europe, Asia Pacific and South America and has third party distribution arrangements in certain other countries where it does not have subsidiaries. The Company sells its products through four sales channels: Retail, Direct, Healthcare and Third party.

The Company reclassified certain accrued expenses and other current liabilities to other non-current liabilities and current deferred income tax assets and non-current deferred income tax liabilities to non-current deferred tax assets and current deferred income tax liabilities to conform to the 2012 presentation of consolidated financial statements. This change does not materially impact previously reported subtotals or totals within the accompanying Consolidated Financial Statements for any previous period presented.

Basis of Consolidation
(b) Basis of Consolidation. The accompanying financial statements include the accounts of Tempur-Pedic International and its subsidiaries. All subsidiaries are wholly-owned. Intercompany balances and transactions have been eliminated. As of December 31, 2012, the Company does not hold any interest in variable-interest entities.

Use of Estimates
(c) Use of Estimates. The preparation of financial statements in conformity with United States Generally Accepted Accounting Principles ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company's results are affected by economic, political, legislative, regulatory and legal actions. Economic conditions, such as recessionary trends, inflation, interest and monetary exchange rates, government fiscal policies and changes in the prices of raw materials, can have a significant effect on operations. While the Company maintains reserves for anticipated liabilities and carries various levels of insurance, the Company could be affected by civil, criminal, regulatory or administrative actions, claims or proceedings.

Foreign Currency
(d) Foreign Currency. Assets and liabilities of non-U.S. subsidiaries, whose functional currency is the local currency, are translated into U.S. dollars at period-end exchange rates. Income and expense items are translated at the average rates of exchange prevailing during the period. The adjustments resulting from translating the financial statements of foreign subsidiaries are included in accumulated other comprehensive loss ("OCL"), a component of stockholders' equity, and included in net earnings only upon sale or liquidation of the underlying foreign subsidiary or affiliated company. Foreign currency transaction gains and losses are recognized in net earnings based on differences between foreign exchanges rates on the transaction date and on the settlement date.

Derivative Financial Instruments
(e) Derivative Financial Instruments. The Company is required to recognize all of its derivative instruments as either assets or liabilities in the consolidated balance sheets at fair value. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated, and is effective, as a hedge and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation. Gains and losses related to a hedge are either recognized in income immediately to offset the gain or loss on the hedged item or are deferred and reported as a component of accumulated OCL in stockholders' equity and subsequently recognized in net income when the hedged item affects net income. The change in fair value of the ineffective portion of a financial instrument is recognized in net income immediately. The gain or loss related to financial instruments that are not designated as hedges are recognized immediately in net income.

Derivative financial instruments are used in the normal course of business to manage interest rate and foreign currency exchange risks. Credit risk is managed through the selection of sound financial institutions as counterparties. The Company does not apply hedge accounting to the foreign currency forward contracts used to offset currency-related changes in the fair value of foreign currency denominated assets and liabilities. These contracts are marked-to-market through earnings.

Cash and Cash Equivalents	(f) Cash and Cash Equivalents. Cash and cash equivalents consist of all highly liquid investments with initial maturities of three months or less.
Inventories
(g) Inventories. Inventories are stated at the lower of cost or market, determined by the first-in, first-out method and consist of the following:

(in millions)
	December 31,
	2012	2011
Finished goods	$68.5	$65.4
Work-in-process	7.9	9.1
Raw materials and supplies	16.6	16.7

	$93.0	$91.2

Property, Plant and Equipment
            (h) Property, Plant and Equipment. Property, plant and equipment are carried at cost at acquisition date and are depreciated using the straight-line method over their estimated useful lives as follows:

Estimated Useful Lives
Buildings	25-30 years
Computer equipment and software	3-5 years
Leasehold improvements	4-7 years
Machinery equipment	3-7 years
Office furniture and fixtures	5-7 years

Leasehold improvements are amortized over the shorter of the life of the lease or seven years. The Company allocates depreciation and amortization to cost of sales and within each line item of operating expenses.

Long-Lived Assets
(i) Long-Lived Assets. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of long-lived assets is assessed by a comparison of the carrying amount of the asset to the estimated future undiscounted net cash flows expected to be generated by the asset or group of assets. If estimated future undiscounted net cash flows are less than the carrying amount of the asset or group of assets, the asset is considered impaired and an expense is recorded in an amount required to reduce the carrying amount of the asset to its then fair value. Fair value generally is determined from estimated discounted future net cash flows (for assets held for use) or net realizable value (for assets held for sale).

Goodwill and Other Intangible Assets
(j) Goodwill and Other Intangible Assets. Intangible assets with finite useful lives are amortized over their respective estimated useful lives to their estimated residual values and reviewed for impairment whenever events or changes in circumstances indicate an impairment may have occurred. The Company performs an annual impairment test on all existing goodwill and other indefinite lived assets on October 1 of each year and whenever events or circumstances make it more likely than not that impairment may have occurred. The Company reviewed goodwill for impairment based on its identified reporting units, which include the Company's North American and International operating segments. In conducting the impairment test, the fair value of each of the Company's reporting units is compared to its respective carrying amount including goodwill. If the fair value exceeds the carrying amount, then no impairment exists. If the carrying amount exceeds the fair value, further analysis is performed to assess impairment. The Company's determination of fair value of the reporting units is based on an income approach, with an appropriate risk adjusted discount rate, and a market approach. Any identified impairment would result in an adjustment to the Company's results of operations. The Company also tests its indefinite-lived intangible assets, principally trademarks, for impairment using a "relief-from-royalty" method. Significant assumptions inherent in the methodologies are employed and include such estimates as royalty and discount rates. The Company performed its annual impairment test of goodwill and indefinite-lived intangible assets in 2012, 2011 and 2010, none of which resulted in the recognition of impairment charges. For further information on goodwill and other intangible assets see Note 4, "Goodwill and Other Intangible Assets".

Accrued Sales Returns
(k) Accrued Sales Returns. The Company allows product returns up to 90 days following a sale through certain sales channels and on certain products. Estimated sales returns are provided at the time of sale based on historical sales channel return rates. The level of sales returns differs by channel with the Direct channel typically experiencing the highest rate of return. Estimated future obligations related to these products are provided by a reduction of sales in the period in which the revenue is recognized. Accrued sales returns are included in accrued expenses and other current liabilities in the accompanying Consolidated Balance Sheets.

The Company had the following activity for sales returns from December 31, 2010 to December 31, 2012:

(in millions)

Balance as of December 31, 2010	$4.4
Amounts accrued	48.6
Returns charged to accrual	(47.7)

Balance as of December 31, 2011	5.3
Amounts accrued	45.4
Returns charged to accrual	(45.6)

Balance as of December 31, 2012	$5.1

Warranties
(l) Warranties. The Company provides a 25-year warranty for North American sales and a 15-year warranty for International sales on mattresses, each prorated. The Company also provides a 3-year warranty on pillows. Estimated future obligations related to these products are charged to cost of sales in the period in which the related revenue is recognized. Estimates of warranty expenses are based primarily on historical claim experience and product testing. Warranties are included in accrued expenses and other current liabilities in the accompanying Consolidated Balance Sheets.

The Company had the following activity for warranties from December 31, 2010 to December 31, 2012:

(in millions)

Balance as of December 31, 2010	$4.1
Amounts accrued	5.3
Warranties charged to accrual	(5.1)

Balance as of December 31, 2011	4.3
Amounts accrued	6.0
Warranties charged to accrual	(5.5)

Balance as of December 31, 2012	$4.8

Income Taxes
(m) Income Taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred tax assets are also recognized for the estimated future effects of tax loss carry forwards. The effect of changes in tax rates on deferred taxes is recognized in the period in which the enactment dates change. Valuation allowances are established when necessary on a jurisdictional basis to reduce deferred tax assets to the amounts expected to be realized. The Company accounts for uncertain foreign and domestic tax positions utilizing a proscribed recognition threshold and measurement attributes for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.

Revenue Recognition
(n) Revenue Recognition. Sales of products are recognized when persuasive evidence of an arrangement exists, products are shipped and title passes to customers and the risks and rewards of ownership are transferred, the sales price is fixed or determinable, and collectability is reasonably assured. The Company extends volume discounts to certain customers and reflects these amounts as a reduction of sales. The Company also reports sales net of tax assessed by qualifying governmental authorities. The Company extends credit based on the creditworthiness of its customers. No collateral is required on sales made in the normal course of business.

The allowance for doubtful accounts is the Company's best estimate of the amount of probable credit losses in the Company's existing accounts receivable. The Company regularly reviews the adequacy of its allowance for doubtful accounts. The Company determines the allowance based on historical write-off experience and current economic conditions and also considers factors such as customer credit, past transaction history with the customer and changes in customer payment terms when determining whether the collection of a receivable is reasonably assured. Account balances are charged off against the allowance after all reasonable means of collection have been exhausted and the potential for recovery is considered remote. The allowance for doubtful accounts included in accounts receivable, net in the accompanying Consolidated Balance Sheets was $8.2 million and $6.8 million as of December 31, 2012 and 2011, respectively.

The Company reflects all amounts billed to customers for shipping and handling in net sales and the costs incurred from shipping and handling product in cost of sales. Amounts included in net sales for shipping and handling were approximately $4.9 million, $6.0 million and $6.1 million for the years ended December 31, 2012, 2011 and 2010, respectively. Amounts included in cost of sales for shipping and handling were $99.7 million, $101.2 million and $87.7 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Cost of Sales
(o) Cost of Sales. Costs associated with net sales are recorded in cost of sales. Costs of sales includes the costs of receiving, producing, inspecting, warehousing, insuring, and shipping goods during the period, as well as depreciation and amortization of long-lived assets used in these processes.

Sales promotions and incentives
(p) Sales promotions and incentives. At the time of sale, the Company records an estimate for sales promotion and incentive costs. Examples of sales promotion and incentive programs include cash discounts, funds for promotional and market activities, volume-based incentive programs and other sales discounts and promotional programs. For customer incentives that must be earned, the Company makes estimates related to the contractual terms, customer performance and sales volume to determine the total amounts earned. The expense of each program is classified either as a reduction from revenues and presented within net sales, or as a component of selling and market expenses, in the accompanying Consolidated Statements of Income.

Advertising Costs
(q) Advertising Costs. The Company expenses advertising costs as incurred except for production costs and advance payments, which are deferred and expensed when advertisements run for the first time. Direct response advance payments are deferred and amortized over the life of the program. Advertising costs are included in selling and marketing expenses in the accompanying Consolidated Statements of Income. Advertising costs charged to expense were $164.5 million, $148.8 million and $96.6 million for the years ended December 31, 2012, 2011 and 2010, respectively. Advertising costs include expenditures for shared advertising costs that the Company reimburses to customers under its integrated advertising program. These obligations are accrued and expensed when the related revenues are recognized. Advertising costs deferred and included in prepaid expenses and other current assets in the accompanying Consolidated Balance Sheets were $8.2 million and $9.1 million as of December 31, 2012 and 2011, respectively.

Research and Development Expenses
(r) Research and Development Expenses. Research and development expenses for new products are expensed as they are incurred and included in general, administrative and other expenses in the accompanying Consolidated Statements of Income. Research and development costs charged to expense were approximately $15.6 million, $9.9 million and $7.4 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Stock-Based Compensation
(s) Stock-Based Compensation. The Company accounts for stock-based payment transactions in which the Company receives employee services in exchange for (a) equity instruments of the Company or (b) liabilities that are based on the fair value of the Company's equity instruments or that may be settled by the issuance of such equity instruments. Stock-based compensation cost for restricted stock units ("RSUs"), performance restricted stock units ("PRSUs") and deferred stock units ("DSUs") is measured based on the closing fair market value of the Company's common stock on the date of grant. Stock-based compensation cost for stock options is estimated at the grant date based on each option's fair-value as calculated by the Black-Scholes option-pricing model. The Company recognizes stock-based compensation cost as expense for awards other than its PRSUs ratably on a straight-line basis over the requisite service period. The Company recognizes stock-based compensation cost associated with its PRSUs over the requisite service period if it is probable that the performance conditions will be satisfied. The Company will recognize a benefit from stock-based compensation in equity if an incremental tax benefit is realized by following the ordering provisions of the tax law. Further information regarding stock-based compensation can be found in Note 10, "Stock-Based Compensation."

Treasury Stock
(t) Treasury Stock. The Board of Directors may authorize share repurchases of the Company's common stock ("Share Repurchase Authorizations"). Share repurchases under these authorizations may be made through open market transactions, negotiated purchase or otherwise, at times and in such amounts as the Company, and a committee of the Board, deem appropriate. Shares repurchased under Share Repurchase Authorizations are held in treasury for general corporate purposes, including issuances under various employee share-based award plans. Treasury shares are accounted for under the cost method and reported as a reduction of stockholders' equity. Share Repurchase Authorizations may be suspended, limited or terminated at any time without notice.

Fair Value Measurements
(u) Fair Value Measurements. The Company applies fair value accounting for all financial assets and liabilities and non-financial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities, the Company considers the principal or most advantageous market in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions and credit risk.